Exhibit 99.1


                                  CERTIFICATION
                               18 U.S.C. ss. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of American Recreational Enterprises, Inc. (the "Company") on Form 10QSB for the period ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jorge Elias, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                        /s/ Jorge Elias
                                        -------------------------
                                        Jorge Elias
                                        Chief Executive Officer and
                                        Chief Financial Officer
                                        (or the equivalent thereof)
                                        July 15, 2003